Fees Summary	Feb. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,583,036.53
Previously Paid Amount	0
Total Fee Amount	4,682.27
Total Offset Amount	0
Net Fee	$ 4,682.27